UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported):    September
                  15, 2005 (September 9, 2005)

                  Digital Lifestyles Group Inc.
     (Exact Name of Registrant as Specified in Its Charter)

                            Delaware
         (State or Other Jurisdiction of Incorporation)

           000-27828                       13-3779546
    (Commission File Number)   (IRS Employer Identification No.)


727 Brea Canyon Road #6, Walnut, CA                  91789
(Address of Principal Executive Offices)           (Zip Code)

                         (909) 869-0595
      (Registrant's Telephone Number, Including Area Code)

                               N/A
  (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

<PAGE 1>

ITEM 1.01 Entry into a Material Definitive Agreement

       On September 9, 2005, Digital Lifestyles Group Inc. ("Digital") announced that it entered into a non-binding letter of intent to enter into a merger agreement with Protron Digital
Corporation   ("Protron"),   a   consumer   electronics   company
focused on the manufacture and sale of home entertainment systems. Protron is a privately-held company,of which one of its principal owners is Leo Chen, a member of the Board of Directors of Digital.

     A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

     In connection with the non-binding letter of intent, certain provisions were binding on the parties, including an agreement that Protron would cease all discussions, negotiations and disclosures of confidential information with respect entering into any similar agreement for the acquisition or purchase of all or substantially all of the assets of Protron or its subsidiaries or merger, consolidation or business combination involving Protron or its subsidiaries and an agreement regarding the confidentiality of the information to be disclosed between the parties. Further, the consummation of the transaction is subject to certain other conditions and approvals as described in Exhibit 99.

       There can be no assurance that the transaction, as contemplated, could be consummated or that the terms and conditions of the transaction and the definitive merger agreement could differ materially from the non-binding letter of intent.

ITEM 8.01 Other Events.

      Please see Item 1.01 for a description of the event triggering disclosure hereunder.

ITEM 9.01 Financial Statements and Exhibits

(c)  Exhibits.

Exhibit
Number         Description

99             Press Release dated September 9, 2005

<PAGE 2>

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              DIGITAL LIFESTYLES GROUP, INC.
                              (Registrant)

Date:  September 15, 2005     By:  /s/ Andy Teng
                                   Andy Teng
                                   Chief  Executive  Officer  and
                                   Director

<PAGE 3>

                          Exhibit Index

Exhibit
Number         Description

99             Press Release dated September 9, 2005

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